Exhibit 10.3

EXECUTION COPY

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

TERMINATION, RIGHTS REVERSION

AND TRANSITION SERVICES AGREEMENT

between

SANOFI

and

VIVUS, INC.

EXECUTION COPY

TERMINATION, RIGHTS REVERSION AND

TRANSITION SERVICES AGREEMENT

This TERMINATION, RIGHTS REVERSION AND TRANSITION SERVICES AGREEMENT (this “Agreement”) is made as of February 28, 2017 (the “Execution Date”), by and between Sanofi, a French corporation having its registered office at 54 rue la Boétie, 75008, Paris, France (“Sanofi”) and VIVUS, Inc., a Delaware corporation with its principal office at 900 E. Hamilton Avenue, Suite 550, Campbell, California, 95008, United States of America (“Vivus”). Sanofi and Vivus are each referred to individually as a “Party” and together as the “Parties.”

RECITALS

WHEREAS, Sanofi and Vivus entered into a License and Commercialization Agreement dated December 11, 2013 (the “License Agreement”), pursuant to which Vivus granted Sanofi an exclusive license for the development, manufacture and commercialization of the Product and the API in the Field in the Sanofi Territory;

WHEREAS, Sanofi desires to abandon and relinquish all rights to the Product and the API under the License Agreement and to terminate the License Agreement, on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, Vivus desires to accept the rights to the Product and the API being terminated by Sanofi and to the termination of the License Agreement, on the terms and subject to the conditions set forth in this Agreement; and

WHEREAS, Sanofi and Vivus have also agreed, on the terms and subject to the conditions of this Agreement, that Sanofi will provide to Vivus certain transition services related to the termination of the rights to the Product and the API and the termination of the License Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

1. Definitions.  Capitalized terms used in this Agreement shall have the meanings given to those terms in the License Agreement, except for those capitalized terms specifically defined in this Agreement, or as set forth in this Section 1.

“Category A Countries” means the following countries where Sanofi has reasonably determined (in consultation with Vivus) that the transfer of Regulatory Materials for the Product to Vivus does not create an adverse impact on the Regulatory Approval of the Product: ***; and ***.

“Category B Countries” means the following counties where Sanofi has reasonably determined (in consultation with Vivus) that the transfer of Regulatory Materials for the Product to Vivus is reasonably likely to create an adverse impact on the Regulatory Approval of the Product: ***;  ***;  ***;  ***; ***;  ***;  ***;  ***;  ***;  ***; and ***.

        *** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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“Other Countries” means the following countries where Sanofi (in consultation with Vivus) has not made a determination as to whether the country is a Category A Country or a Category B Country: ***;  ***;  ***; and ***.

“Transition Date” means the earlier of (a) on a Category B Country-by-Category B Country basis, the date on which Vivus and Sanofi agree in writing that the transfer of Regulatory Materials for the Product to Vivus in such country is no longer likely to create an adverse impact on the Regulatory Approval of the Product in such Category B Country, or (b) *** from the Effective Date.

2. Term; Termination of License Agreement; Effect of Termination.

a. This Agreement shall be effective from and after the Execution Date and shall terminate upon the satisfaction of all the Parties’ obligations under Section 4 (the “Termination Date”).  On the thirtieth (30th) day following the Execution Date (the “Effective Date”), the License Agreement shall terminate for all of the countries in the Sanofi Territory, as if such termination was made by Sanofi, pursuant to Section 13.5 of the License Agreement (a “Sanofi Termination for Convenience”), notwithstanding any notice period set forth therein.

b. In accordance with, and without limiting the provisions of, Section 13.8 of the License Agreement (Effect of Early Termination of the Agreement), Section 13.8 of the License Agreement shall apply from and after the Effective Date, solely to the extent applicable as a result of a Sanofi Termination for Convenience and unless otherwise modified by this Agreement.

c. Except as specifically set forth in this Agreement or as the context of this Agreement may require, the License Agreement shall be unaffected by this Agreement. Without limiting the foregoing, Section 13.13 of the License Agreement (Survival) shall apply in accordance with its terms on and after the Effective Date.

3. Regulatory Milestone Payments.  Notwithstanding any provision of the License Agreement to the contrary, Sanofi shall not owe to Vivus and Vivus hereby waives any right that Vivus may have under Section 7.2 of the License Agreement (Regulatory Milestone Payments) to any payments that would otherwise be owed to Vivus thereunder, regardless of whether the milestone event referred to therein occurred on or before the Effective Date.

4. Transition Services.  The Parties acknowledge that in order to assist in the orderly transfer of the rights and licenses being terminated by Sanofi under the License Agreement and the reversion of those rights and licenses to Vivus (collectively, the “Transfer”), Sanofi shall provide to Vivus certain transition services, in particular so that the Transfer does not, to the greatest extent practicable, adversely impact Regulatory Approval of the Product in any country in the Sanofi Territory.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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a. Transfer of Regulatory Materials and Approvals for Category A Countries.  As soon as practicable after the Effective Date, but in no event before *** (the “Materials Transfer Commencement Date”), Sanofi shall transfer to Vivus, at a location specified by Vivus (either a physical or electronic location), all Regulatory Materials and, as applicable, Regulatory Approvals, for the Category A Countries.  Sanofi shall use all reasonable efforts to complete the transfer of the Regulatory Materials and Regulatory Approvals (if applicable) for the Category A Countries within *** following the Materials Transfer Commencement Date.  In any event, Sanofi shall transfer the Regulatory Materials for the Category A Countries within *** following the Material Transfer Commencement Date or, if sooner, within *** of Regulatory Approval in any Category A Country, with respect to that Category A Country, as applicable.

b. Transition of Regulatory Responsibilities for Category B Countries.  The Parties acknowledge that as of the Execution Date and through the Effective Date, Sanofi is performing its obligations under the License Agreement to obtain Sanofi Territory Approvals.  From and after the Effective Date until the Transition Date, with respect to each Category B Country, Sanofi shall continue to pursue Regulatory Approvals for the Product in the Category B Countries in the same manner and with the same care and diligence that Sanofi is pursuing Regulatory Approval for the Category B Countries as of and prior to the Execution Date and, subject to obtaining such Regulatory Approvals and to the timely provision of all required information from Vivus, maintaining those Regulatory Approvals, in accordance with applicable law.  Without limiting the foregoing, the Parties shall, within *** of the Execution Date prepare a mutually acceptable written work plan setting forth the responsibilities of Sanofi with respect to its obligations to continue to pursue Regulatory Approval for the Product in each Category B Country, as well as the eventual transfer of all Regulatory Materials and Regulatory Approvals, in each case, for such Category B Country to Vivus.  Upon the Transition Date, Sanofi shall promptly transfer to Vivus, at a location specified by Vivus (either a physical or electronic location), all Regulatory Materials and, as applicable, Regulatory Approvals, for the Category B Countries not previously transferred.

c. Transition Service Fees.    In full consideration for the services to be provided by Sanofi to Vivus under Sections 4(a) and 4(b) above (the “Transition Services”), Vivus shall pay to Sanofi the sum of *** Dollars ($*** US) for *** period during which these services are being performed (the “Service Fee”).  The Service Fee shall be paid in arrears, in equal, *** installments of *** ($*** US) by wire transfer of immediately available funds, *** following the receipt by Vivus of a written invoice for the portion of the Service Fee then due.  For clarity, the first written invoice for the first installment of the Service Fee shall be issued *** from the Effective Date.  Vivus shall be responsible for all filing fees and similar fees accruing after the Effective Date payable to Third Parties in connection with the performance by Sanofi of the Transition Services (“Third Party Fees”).  Any Third Party Fees shall be approved in writing by Vivus in advance, prior to being paid.  At the election of the Parties, Sanofi may pay any Third

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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Party Fees on Vivus’s behalf. Sanofi may include on its Service Fee invoice the amount of any unreimbursed Third Party Fees.

d. Other Countries.  As promptly as possible following the Execution Date, the Parties shall determine whether an Other Country is a Category A Country or a Category B Country.  Once such determination is made with respect to an Other Country, then such Other Country shall be deemed to be a Category A Country or Category B Country, as applicable.

e. Other Regulatory Responsibilities.  Except as set forth in this Agreement, Vivus shall be responsible for obtaining and maintaining all Regulatory Approvals for the Product both within and outside the Sanofi Territory.

5. Manufacturing and Supply Agreements; Pharmacovigilance Agreement.

Nothing in this Agreement shall affect either

•

the Manufacturing and Supply Agreement dated September 1, 2013 by and between Sanofi Winthrop Industrie (an Affiliate of Sanofi) and Vivus, or the Commercial Supply Agreement dated January 1, 2014 by and between Sanofi Chimie (an Affiliate of Sanofi) and Vivus (collectively, the “Manufacturing and Supply Agreements”); or

•	the Global Safety Data Exchange Agreement dated August 1, 2016 by and between Sanofi-Aventis Recherche et Developpement (an Affiliate of Sanofi) and Vivus (the “Pharmacovigilance Agreement”).

The Manufacturing and Supply Agreements and the Pharmacovigilance Agreement are, and shall continue to be, in full force and effect, in accordance with their terms.

The Pharmacovigilance Agreement shall terminate, unless earlier terminated, on the Termination Date.

6. Miscellaneous.

a. Governing Law.  Resolution of all disputes arising out of or related to this Agreement or the validity, construction, interpretation, enforcement, breach, performance, application or termination of this Agreement and any remedies related thereto, shall be governed by and construed in accordance with the substantive laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive laws of another jurisdiction.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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b. Assignment. Neither Party shall assign this Agreement, by operation of law or otherwise, without the prior written consent of the other Party, which consent shall not be unreasonably withheld, delayed or conditioned. Any such attempted assignment without such consent shall be void. Unless otherwise agreed in writing, no assignment by any Party shall be effective until the assignee shall have unconditionally assumed in writing all of assignor’s obligations hereunder and a written notice of such assignment is given to all other Parties. Notwithstanding the foregoing, either Party may assign this Agreement and its rights and obligations hereunder without notice or the prior written consent of the other Party to an Affiliate or to an acquirer of all or substantially all of its assets or business to which this Agreement relates; provided, that such Affiliate or acquirer also unconditionally assumes in writing all of assignor’s obligations hereunder. This Agreement shall be binding upon and inure to the benefit of the Parties’ respective successors and permitted assigns, and any assigning Party remains jointly and severally liable for the failure of any successor’s or permitted assign’s failure to perform its obligations hereunder.

c. Notices.  Notwithstanding anything to the contrary, all notices, requests, demands, communications and deliveries required or made hereunder or thereunder must be made in writing signed by or on behalf of the Party making the same, and shall be (a) personally delivered, or (b) sent by overnight courier service with a contemporaneous notice sent by electronic mail confirming the notice sent by overnight courier service, in each case as follows:

If to Vivus:	VIVUS, Inc.
900 E. Hamilton Ave, Suite 550
Campbell, CA 95008
Attention: John Slebir, General Counsel
Email: Slebir@vivus.com

With a copy to:	Hogan Lovells US LLP
3 Embarcadero Center, Suite 1500
Attention: Jon Layman
Email: jon.layman@hoganlovells.com

If to Sanofi:	Sanofi
54 rue la Boétie
75008 Paris, France
Attention: Vice-President Corporate Licensing
Email: BD@sanofi.com

With a copy to:	Sanofi
54 rue la Boétie
75008 Paris, France

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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Attention: Counsel, International Operations

or to such other representative or at such other address of a Party as such Party may furnish to the other Parties in writing in accordance with this Section 6(c). Any such notice, communication or delivery shall be deemed given or made (a) on the date of delivery, if delivered in person, or (b) on the first Business Day following delivery to the overnight courier service.

d. Waiver; Amendment. No amendment, modification or supplement of any provision of this Agreement shall be valid or effective unless made in writing and signed by a duly authorized officer of each Party. No provision of this Agreement shall be waived by any act, omission or knowledge of a Party or its agents or employees except by an instrument in writing expressly waiving such provision and signed by a duly authorized officer of the waiving Party.

e. Severability.  If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties shall substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. In case such valid provisions cannot be agreed upon, the invalidity, illegality or unenforceability of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.

f. Entire Agreement.  This Agreement, together with all ancillary agreements referred to herein, including the provisions of the License Agreement that survive termination, constitutes and contains the complete, final and exclusive understanding and agreement of the Parties and cancels and supersedes any and all prior negotiations, correspondence, understandings and agreements, whether oral or written, between the Parties respecting the subject matter hereof and thereof.

g. Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. A signed copy of this Agreement delivered by facsimile, email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

h. Confidentiality. Article 12 of the License Agreement (Confidentiality), shall be incorporated into this Agreement as if the terms of such Article 12 were fully set forth in this Agreement.

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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i. Dispute Resolution. Any dispute arising out of or related to this Agreement shall be determined in accordance with Sections 14.1 through 14.4 of the License Agreement (Dispute Resolution).

Signature page follows

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

SANOFI

By: /s/ Karen Linehan

Name: Karen Linehan

Title: General Counsel

VIVUS, INC.

By: /s/ John L. Slebir

Name: John L. Slebir

Title: SVP, General Counsel

Dated: 23 March 2017

*** Indicates material that was omitted and for which confidential treatment was requested. all such omitted material was filed separately with the securities and exchange commission pursuant to rule 24B-2 promulgated under the securities exchange act of 1934, as amended.